UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
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EQUITY ONE, INC.

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1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
(305) 947-1664

November 12, 2010

Dear Stockholder:

On May 27, 2010, we announced that we had entered into a Contribution Agreement and related transaction documents pursuant to which Equity One, Inc. will acquire, through a joint venture with Liberty International Holdings Limited, or LIH, a majority ownership interest in C&C (US) No. 1, Inc., or CapCo, which owns a portfolio of 15 properties in California totaling 2.6 million square feet, including Serramonte Shopping Center in Daly City, Plaza Escuela in Walnut Creek, The Willows Shopping Center in Concord, 222 Sutter Street in San Francisco, and The Marketplace Shopping Center in Davis. Pursuant to the Contribution Agreement and related transaction documents, and subject to the satisfaction or waiver of certain conditions, LIH will contribute all of the outstanding shares of CapCo’s common stock to the joint venture in exchange for 10.9 million joint venture units, representing an approximate 23% interest in the joint venture, and we will contribute a shared appreciation promissory note to the joint venture in the amount of $600 million in exchange for an approximate 77% interest in the joint venture. In addition, at the closing, LIH will transfer and assign to us an outstanding promissory note of CapCo in the amount of $67 million in exchange for 4.1 million shares of Equity One common stock and one share of a newly-established class of Equity One capital stock, Class A Common Stock, that (i) is convertible into 10,000 shares of Equity One common stock in certain circumstances, and (ii) subject to certain limitations, will entitle LIH to voting rights with respect to matters coming before our stockholders determined with reference to the number of joint venture units held by LIH from time to time. As more fully described in the accompanying proxy statement, in connection with this transaction we agreed to submit a proposal to our stockholders to approve amendments to our charter to add foreign ownership limits. We are also asking our stockholders to approve certain other amendments to our charter to modify our existing ownership limits.

A special meeting of stockholders of Equity One, Inc. will be held on December 15, 2010 at 1:00 p.m., local time, at our corporate headquarters, 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179, at which holders of shares of Equity One common stock will be asked to consider and vote on proposals to approve (1) amendments to our charter to add foreign ownership limits, (2) amendments to our charter to modify the existing ownership limits, and (3) if necessary, an adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the time of the special meeting or any adjournment thereof to approve the proposals.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED ALL OF THE PROPOSALS BEING PRESENTED AT THE SPECIAL MEETING AND RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THESE PROPOSALS.

Please read the attached proxy statement carefully for information about the matters you are being asked to consider and vote upon. Your vote is important. A quorum of stockholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, in person or by proxy, is required for the transaction of business by stockholders at the special meeting.

All stockholders who are entitled to vote, even if planning to attend the special meeting, are urged to complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or authorize a proxy to vote their shares by telephone or over the Internet as described in the attached proxy statement. You may revoke your proxy at any time before it is voted. If you attend the meeting and vote in person, your vote in person will supersede any proxy you may have previously authorized.

Sincerely,

CHAIM KATZMAN	JEFFREY S. OLSON
Chairman of the Board	Chief Executive Officer

Dated: November 12, 2010

EQUITY ONE, INC.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on December 15, 2010

To our stockholders:

Notice is hereby given that a special meeting of the stockholders of Equity One, Inc., a Maryland corporation, which we refer to as the “company” or “Equity One,” will be held on December 15, 2010 at 1:00 p.m., local time, at the company’s corporate headquarters, 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179 for the following purposes:

1. To consider and vote upon a proposal to approve amendments to our charter to add foreign ownership limits.

2. To consider and vote upon a proposal to approve amendments to our charter to modify the existing ownership limits.

3. To consider and vote upon a proposal to permit our board of directors to adjourn the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

If you own shares of our common stock as of the close of business on November 11, 2010, you are entitled to receive notice of, and to vote those shares by proxy or at the special meeting and at any adjournment or postponement of the special meeting.

Details of the matters to be acted upon at the special meeting appear in the accompanying proxy statement. Our board of directors unanimously recommends that stockholders vote “FOR” Proposals 1 through 3. The proxy solicitation materials were mailed to stockholders on or about November 15, 2010.

Whether or not you plan to attend the special meeting in person, please complete, sign, date and promptly return the enclosed proxy card and return it in the enclosed envelope. You may also authorize a proxy to vote your shares by telephone or over the Internet as described in your proxy card. Stockholders who return proxy cards by mail or vote by telephone or over the Internet prior to the special meeting may nevertheless attend the special meeting, revoke their proxies and vote their shares in person at the special meeting.

By Order of the Board of Directors,

ARTHUR L. GALLAGHER
Executive Vice President, General Counsel and Secretary

North Miami Beach, Florida
November 12, 2010

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

As more fully described below, on May 23, 2010, we entered into a Contribution Agreement (the “Contribution Agreement”) with Liberty International Holdings Limited, a private company limited by shares organized under the laws of England and Wales, or LIH, and Capital Shopping Centres PLC, a public limited company organized under the laws of England and Wales, or CSC, pursuant to which we will acquire, through a joint venture with LIH, a majority ownership interest in C&C (US) No. 1, Inc., a Delaware corporation, or CapCo. CapCo is currently a wholly owned subsidiary of LIH. We refer to the transactions contemplated by the Contribution Agreement and the related transaction documents as the “CapCo Transaction.” On November 8, 2010, the parties entered into an amendment to the Contribution Agreement. As more fully described below, in connection with the CapCo Transaction we agreed to submit a proposal to our stockholders to approve amendments to our charter to add foreign ownership limits (Proposal 1). We also are asking our stockholders to approve certain other amendments to our charter to modify our existing ownership limits (Proposal 2).

The following questions and answers address briefly some of the questions you may have regarding the special meeting and the amendments to our charter. These questions and answers may not address all questions that may be important to you as a stockholder of Equity One. Please refer to the more detailed information contained elsewhere in this proxy statement, the exhibits to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, the terms “Equity One”, the “company”, “we”, “our” and “us” refer to Equity One, Inc. and its subsidiaries.

When and where is the special meeting?

The special meeting will be held at our corporate headquarters, 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179 on December 15, 2010 at 1:00 p.m., local time.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the special meeting of stockholders. This proxy statement contains detailed information you need to know in order to vote at the special meeting. The proxy card is used for voting on the proposals.

What am I voting on?

You are being asked to consider and vote on the following three proposals:

•	A proposal to approve amendments to our charter to add foreign ownership limits.

•	A proposal to approve amendments to our charter to modify the existing ownership limits.

•	A proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the proposals.

What are the Board’s recommendations?

Our board of directors unanimously recommends a vote:

Proposal 1 — “FOR” the approval of amendments to our charter to add foreign ownership limits.

Proposal 2 — “FOR” the approval of amendments to our charter to modify the existing ownership limits.

Proposal 3 — “FOR” the approval of any adjournment of the special meeting, if necessary, to solicit additional proxies.

Who is entitled to vote?

All stockholders of record as of the close of business on November 11, 2010, the record date, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on the record date.

How many votes do I have?

Each share of our common stock outstanding on the record date is entitled to one vote on each proposal submitted to you for consideration.

What is the quorum for the meeting?

Stockholders entitled to cast a majority of all the votes entitled to be cast as of the close of business on the record date, present in person or by proxy, will constitute a quorum for the transaction of business at the special meeting. No business may be conducted at the meeting if a quorum is not present. Broker non-votes (defined below) and abstentions will be counted as present in determining whether or not there is a quorum.

As of the record date, 93,591,353 shares of our common stock were issued and outstanding. If less than a majority of outstanding shares entitled to vote are represented at the special meeting, a majority of the shares so represented may adjourn the special meeting to another date, time or place, not later than 120 days after the original record date of November 11, 2010. Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken.

How do I vote without attending the special meeting?

If you are a stockholder of record, you may vote by completing, dating, signing and promptly returning the proxy card in the self-addressed stamped envelope provided. You may also authorize a proxy to vote your shares by telephone or over the Internet as described in your proxy card. Authorizing a proxy by telephone or over the Internet or by mailing a proxy card will not limit your right to attend the special meeting and vote your shares in person. Those stockholders of record who choose to vote by telephone or over the Internet must do so no later than 11:59 p.m., Eastern Time, on December 14, 2010.

Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you sign and return the proxy card but do not indicate specific choices as to your vote, your proxy will vote your shares (i) “FOR” Proposal 1 to approve amendments to our charter to add foreign ownership limits, (ii) “FOR” Proposal 2 to approve amendments to our charter to modify the existing ownership limits, (iii) “FOR” Proposal 3 to approve any adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting or any adjournment thereof to approve the proposals and (iv) in accordance with the recommendation of our board of directors as to all other procedural matters that may properly come before the special meeting.

How do I vote my shares that are held by my broker, bank or other nominee?

If you hold shares in “street name” through a broker, bank or other nominee you should instruct your broker, bank or other nominee to vote your shares by following the voting instructions that the broker, bank or other nominee provides to you. Most brokers, banks or other nominees allow you to authorize your proxy by mail, telephone and the Internet.

If you hold your shares through a broker, bank, or other nominee, and do not provide instructions for any or all of the proposals, your nominee will determine if it has the discretionary authority to vote your shares. Under applicable rules and regulations of the New York Stock Exchange, brokers have the discretion to vote on routine matters, but do not have the discretion to vote on non-routine matters. Equity One believes that the proposals to approve amendments to our charter (Proposal 1 and Proposal 2) will be considered non-routine matters. If you do not provide voting instructions, your shares will be considered “broker non-votes” because the broker will not have discretionary authority to vote your shares.

Can I vote my shares in person at the special meeting?

Yes, if you are a stockholder of record as of the close of business on the record date and attend the special meeting, you can deliver your completed proxy card or vote by ballot in person at the special meeting.

If you hold your shares through a broker, bank or other nominee and want to vote your shares in person at the special meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares and bring the proxy to the special meeting.

May I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by giving written notice to our corporate secretary at our principal executive offices located at 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179, by submitting to us a duly executed proxy bearing a later date, by submitting your proxy again by telephone or over the Internet, or by giving us notice in open meeting. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

It is important to note that your presence at the special meeting, without any further action on your part, will not revoke your previously granted proxy.

What vote is required to approve each proposal assuming that a quorum is present at the special meeting?

Proposal 1: To approve amendments to our charter to add foreign ownership limits.	Holders of a majority of all votes entitled to be cast must affirmatively vote to approve amendments to our charter to add foreign ownership limits. Broker non-votes and abstentions will have the same effect as a vote “AGAINST” Proposal 1.
Proposal 2: To approve amendments to our charter to modify the existing ownership limits.	Holders of a majority of all votes entitled to be cast must affirmatively vote to approve amendments to our charter to modify the existing ownership limits. Broker non-votes and abstentions will have the same effect as a vote “AGAINST” Proposal 2.
Proposal 3: To approve adjournment of the special meeting, if necessary.	Approval of any adjournment of the special meeting to solicit additional proxies requires the affirmative vote of at least a majority of the votes cast on the matter in person or by proxy at the special meeting. For the purpose of Proposal 3, if you fail to attend the special meeting or vote by proxy, you will not be considered present in person or represented by proxy. Broker non-votes, if any, and abstentions are considered present for the purpose of determining the presence of a quorum but are not considered votes cast and will not have any effect on the outcome of Proposal 3.

What happens if I do not vote?

If you do not vote, it will have the same effect as a vote against Proposal 1 and Proposal 2 but will have no effect on Proposal 3.

Have any stockholders agreed to approve any of the proposals?

Yes. Certain of our principal stockholders have agreed to vote in favor of Proposal 1 and Proposal 2. Please see “Proposal 1: Approval of Amendments to our Charter to Add Foreign Ownership Limits — Vote Required” and “Proposal 2: Approval of Amendments to our Charter to Modify the Existing Ownership Limits — Vote Required.” As of November 11, 2010, these stockholders owned in the aggregate 49.2% of our outstanding common stock. We expect our directors and executive officers will vote the shares of common stock that they own in favor of the proposals.

What proposals are required to be approved as a condition to completion of the CapCo Transaction?

None. Although completion of the CapCo Transaction depends on a number of conditions being satisfied or waived, these conditions do not include that our stockholders approve any of the proposals or the CapCo Transaction. Therefore, even if our stockholders do not approve amendments to our charter to add foreign ownership limits (Proposal 1) or amendments to our charter to modify the existing ownership limits (Proposal 2), we expect, subject to the satisfaction or waiver of the conditions in the Contribution Agreement, to complete the CapCo Transaction. Failure of our stockholders to approve the proposals will not give us or the other parties a right to terminate the Contribution Agreement.

Why is the company seeking approval of amendments to our charter to approve foreign ownership limits?

Given LIH’s interest in Equity One and the joint venture following the closing of the CapCo Transaction, we agreed pursuant to the Equityholders Agreement (described below), to submit to our stockholders a proposal seeking approval of amendments to our charter to approve foreign ownership limits. Please see “Proposal 1: Approval of Amendments to our Charter to Add Foreign Ownership Limits — Amendments Relating to Foreign Ownership Limits” for additional information about our agreement to seek approval of amendments to our charter to add foreign ownership limits.

When do you expect the foreign ownership limits to be effective?

If approved by our stockholders, the proposed amendments to our charter to add foreign ownership limits will become effective upon the filing of the amendments with, and acceptance for record by, the State Department of Assessments and Taxation of the State of Maryland, or SDAT. We expect to file these charter amendments with the SDAT immediately following the completion of the CapCo Transaction. If the CapCo Transaction is not completed, however, we will not file the proposed amendments to our charter to add foreign ownership limits with the SDAT.

Why is the company seeking approval of amendments to our charter to modify the existing ownership limits?

As a result of the previous waivers granted to certain of our principal stockholders and the current individual ownership through certain of our principal stockholders, our board of directors determined that it would be advisable to modify and decrease the existing ownership limits for individuals from 9.9% to 5.0% in order to reduce the likelihood that a stockholder that otherwise is in compliance with the existing ownership limits, or a stockholder that has been granted a waiver of such limits and is otherwise in compliance with the conditions of the waiver, would become subject to the provisions in our current charter that require our shares to be automatically transferred to a charitable trust if the ownership of such shares would result in our being “closely held” under the REIT rules. Please see “Proposal 2: Approval of Amendments to our Charter to Modify the Existing Ownership Limits — Reasons for Amendments” for additional information.

When do you expect the amendments to our charter to modify the existing ownership limits to be effective?

If approved by our stockholders, the amendments to our charter to modify the existing ownership limits will be effective upon filing of the amendments to our charter with, and acceptance for record by, the SDAT. The filing of the amendments to our charter to modify the existing ownership limits is not conditioned upon stockholder approval of Proposal 1 or the completion of the CapCo Transaction. While we may file the amendments to our charter to modify the ownership limits immediately after their adoption, we expect to file it following the closing of the CapCo Transaction or, if applicable, the termination of the Contribution Agreement.

Is any proposal conditioned upon the approval of another proposal?

No. However, as discussed above, the amendments to our charter to add foreign ownership limits will not become effective even if Proposal 1 is approved by our stockholders unless the CapCo Transaction is completed.

Am I entitled to dissenters’ rights?

No. You will have no right under Maryland law to dissenters’ rights with respect to any of the transactions contemplated herein.

What does it mean if I received more than one proxy card or voting instructions?

It means that you have multiple accounts at our transfer agent or with brokers. Please submit all of your proxies by mail, by telephone or over the Internet following the instructions provided in the proxy card or voting instructions to ensure that all of your shares are voted.

Could other matters be decided at the special meeting?

Our board of directors does not intend to present any business at the special meeting other than that described in the Notice of Meeting. Our board of directors at this time knows of no other matters which may come before the special meeting, and, in accordance with our bylaws and Maryland law, no other business may be transacted at the special meeting unless specified in the Notice of Meeting. However, if any procedural matter requiring the vote of the stockholders is properly presented before the special meeting, proxies may be voted with respect thereto in accordance with the discretion of proxy holders, under the discretionary power granted by stockholders to their proxies in connection with general matters.

What happens if the special meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Who will bear the costs of soliciting votes for the special meeting?

We will bear the entire cost of the solicitation of our proxies from our stockholders. Our board of directors is soliciting your proxy on our behalf. In addition to the mailing of these proxy materials, certain of our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. Such directors, officers and employees will not receive any additional compensation for such solicitation activities. We will also, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to the beneficial owners of our shares of common stock held of record by such person. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement.

Who can help answer my questions?

If you have additional questions about the special meeting, you should contact our corporate secretary at 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179. If you hold shares through a broker, bank, or other nominee, you should also call your broker, banker or other nominee for additional information.

FORWARD-LOOKING INFORMATION

Information both included and incorporated by reference in this proxy statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and are not guarantees of future performance.

All statements other than statements of historical facts are forward-looking statements and can be identified by the use of forward-looking terminology such as “may,” “will,” “might,” “would,” “expect,” “anticipate,” “estimate,” “could,” “should,” “believe,” “intend,” “project,” “forecast,” “target,” “plan,” or “continue” or the negative of these words or other variations or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Because these statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution you not to place undue reliance on these statements, which speak only as of the date of this prospectus.

Among many other examples, the following statements are examples of forward-looking statements in this proxy statement:

•	all statements regarding the completion of the CapCo Transaction; and

•	all statements regarding our ability to continue to qualify as a REIT.

Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include the anticipated timing of the closing of the CapCo Transaction and other risks which are described in Equity One’s filings with the Securities and Exchange Commission, or SEC.

Except for ongoing obligations to disclose material information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect our actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all of such factors or to assess the effect of each factor on our business.

This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock issuable in the CapCo Transaction.

PROPOSAL 1

APPROVAL OF AMENDMENTS TO OUR CHARTER
TO ADD FOREIGN OWNERSHIP LIMITS

Our board of directors is proposing to amend our charter to add foreign ownership limits. As described below, in connection with the CapCo Transaction, we agreed to submit a proposal to our stockholders to approve these foreign ownership limits.

A summary of Proposal 1 follows. This summary may not contain all of the information that may be important to you. See Exhibit A to this proxy statement for the form of charter amendment we intend to file with the SDAT if Proposal 1 is approved and the CapCo Transaction is completed. Deletions are indicated by strike-outs and additions are indicated by underlining. We urge you to read Exhibit A in its entirety as the discussion in this summary of the proposed amendments to add foreign ownership limits in our charter is qualified by reference to Exhibit A.

Background

Contribution Agreement

On May 23, 2010, we entered into the Contribution Agreement pursuant to which we will acquire a majority ownership interest in CapCo through a joint venture with LIH. CapCo, which is currently wholly-owned by LIH, owns a portfolio of 15 properties in California totaling 2.6 million square feet, including Serramonte Shopping Center in Daly City, Plaza Escuela in Walnut Creek, The Willows Shopping Center in Concord, 222 Sutter Street in San Francisco, and The Marketplace Shopping Center in Davis. LIH and CSC are subsidiaries of Capital Shopping Centres Group PLC, a United Kingdom real estate investment trust. On November 8, 2010 the parties entered into an amendment to the Contribution Agreement.

Pursuant to the Contribution Agreement and related transaction documents, at the closing, LIH will contribute all of the outstanding shares of CapCo’s common stock to the joint venture in exchange for 10.9 million joint venture units, representing an approximate 23% interest in the joint venture, and we will contribute a shared appreciation promissory note to the joint venture in the amount of $600 million in exchange for an approximate 77% interest in the joint venture. In addition, at the closing, LIH will transfer and assign to us an outstanding promissory note of CapCo in the amount of $67 million in exchange for 4.1 million shares of our common stock and one share of a newly-established class of our capital stock, Class A Common Stock, that (i) is convertible into 10,000 shares of our common stock in certain circumstances, and (ii) subject to certain limitations, will entitle LIH to voting rights with respect to matters coming before our stockholders determined with reference to the number of joint venture units held by LIH from time to time. The material revisions reflected in the amendment to the Contribution Agreement are as follows:

•	unless the Contribution Agreement is sooner terminated or extended pursuant to its terms, the closing shall take place on January 4, 2011, subject to the satisfaction, or to the extent permitted the wavier, of the closing conditions; and

•	the parties agreed that the mortgage loan on the Serramonte Shopping Center will be re-paid by the company simultaneously with the closing of the CapCo Transaction in exchange for additional units in the joint venture.

The joint venture units to be received by LIH will be redeemable for cash or, at our option, our common stock on a one-for-one basis. The joint venture will assume approximately $330 million of mortgage debt, including its proportionate share of debt held by CapCo’s existing joint ventures, with a weighted average interest rate of 5.7%.

Equityholders Agreement

In connection with the transactions contemplated by the Contribution Agreement, we entered into an Equityholders Agreement, dated May 23, 2010, among us, CSC, LIH, Gazit-Globe, Ltd. (“Gazit”), MGN

(USA) Inc. (“MGN”), Gazit (1995), Inc. (“1995”), MGN America, LLC (“America”), Silver Maple (2001), Inc. (“Silver Maple”) and Ficus, Inc. (“Ficus”). Pursuant to the Equityholders Agreement, we will increase the size of our board of directors by one seat, effective at the time of closing of the CapCo Transaction, and appoint a designee of CSC to the board. Subject to its continuing to hold a minimum number of shares of our common stock, CSC will subsequently have the right to nominate one candidate for election to our board of directors at each annual meeting of our stockholders at which directors are elected.

In addition, the Equityholders Agreement provides that we, and then Gazit, MGN, 1995, America, Silver Maple, Fiscus, Chaim Katzman and any of their respective controlled affiliates (collectively, the “GG Group”), will have a right of first offer with respect to proposed sales by LIH of any of its joint venture units and that the GG Group will have a right of first offer with respect to proposed sales by LIH of any shares of our capital stock. We will also have a right of first refusal with respect to any joint venture units proposed to be sold by LIH to one of our competitors.

Finally, Gazit, MGN, 1995, America, Silver Maple and Ficus agreed to cause all of the shares of our common stock beneficially owned by members of the GG Group or over which it has the power to vote, to be voted in favor of the proposal to amend our charter to add the foreign ownership limits. In order to facilitate these voting obligations, Gazit, MGN, 1995, America, Silver Maple and Ficus executed an irrevocable proxy.

Although the Equityholders Agreement became operative on May 23, 2010, if certain other conditions are not met and the CapCo Transaction is not completed, the Equityholders Agreement will terminate upon termination of the Contribution Agreement.

The summary of the Contribution Agreement, the Equityholders Agreement and the amendment to the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Contribution Agreement and (ii) the Equityholders Agreement, each dated May 23, 2010, which were filed as exhibits 10.1 and 10.2, respectively to our Form 8-K filed with the SEC on May 27, 2010, and (iii) the amendment to the Contribution Agreement, which was filed as exhibit 10.1 to our Form 10-Q for the period ended September 30, 2010 with the SEC on November 8, 2011.

Amendments Relating to Foreign Ownership Limits

Given LIH’s interest in Equity One and the joint venture following the closing of the CapCo Transaction, pursuant to the Equityholders Agreement, we agreed to submit to our stockholders a proposal seeking approval of amendments to our charter to add foreign ownership limits. Subject to certain exceptions, the amendments provide that a foreign person may not acquire, beneficially or constructively, any shares of our capital stock, if immediately following the acquisition of such shares, the fair market value of the shares of our capital stock owned, directly or indirectly, by all foreign persons (other than LIH and its affiliates) would comprise 29% or more of the fair market value of the issued and outstanding shares of our capital stock. For purposes of the foreign ownership limits, any shares of our capital stock held directly or indirectly by an entity classified as a domestic corporation (other than a REIT) for U.S. federal income tax purposes will be treated as held by a U.S. person. In addition, the foreign ownership limits will not limit:

•	pledges of our capital stock to a Qualified Lender (as defined below) by certain stockholders affiliated with Chaim Katzman, the chairman of our board of directors, or transfers of such pledged shares to a Qualified Lender or any transferee in connection with a foreclosure, seizure or other similar proceeding by a Qualified Lender against the pledged shares; or

•	the ownership by LIH (or any of its affiliates) of shares of our capital stock acquired in the CapCo Transaction or upon redemption of its joint venture units.

In the event that LIH transfers (other than to any affiliate of LIH) any shares of the capital stock acquired in the CapCo Transaction or upon redemption of its joint venture units, the foreign ownership limit of 29% will be increased by a number of percentage points determined by dividing the number of shares of capital stock so transferred by the total number of the shares of our common stock outstanding immediately before such transfer or disposition.

If any other transfer of shares of our capital stock or any other event would otherwise result in any person violating the foreign ownership limits, our amended charter will provide that the prohibited transferee would not acquire any right or interest in those shares. The shares transferred in violation of the foreign ownership limits instead would be transferred automatically to a charitable trust, the beneficiary of which would be a qualified charitable organization we select. If the transfer to the charitable trust of the shares that were transferred in violation of the foreign ownership limits is not automatically effective for any reason, the transfer that resulted in the violation of the foreign ownership limits would be void.

The foreign ownership limits will end on the “foreign limitation cut-off date.” This date is the earliest of:

•	the earliest date on which the disposition (whether by redemption, transfer or otherwise) by LIH of its joint venture units is not subject to tax under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA Tax”); and

•	the date on which LIH owns fewer than 10% of the joint venture units held by LIH as of the closing of the CapCo Transaction.

Reasons for Amendments Relating to Foreign Ownership Limits

As noted above, we agreed, pursuant to the Equityholders Agreement, to seek approval from our stockholders of a proposal to amend our charter to add foreign ownership limits. Approval and effectiveness of these amendments to our charter is not a required condition to complete the CapCo Transaction.

Also, pursuant to the terms of a tax matters agreement that we will enter into with LIH and CSC upon the closing of the CapCo Transaction, which we refer to as the “Tax Matters Agreement,” we will agree to use our best efforts to ensure that CapCo will be domestically controlled throughout the period beginning at the closing of the CapCo Transaction and ending on the date that is 30 days after the fifth anniversary of the closing of the CapCo Transaction. We refer to this date as the “domestication date.” Under certain circumstances, the domestication date may be extended but in no event beyond the tenth anniversary of the closing of the CapCo Transaction. We also will agree to indemnify LIH for FIRPTA Taxes incurred in connection with the redemption of joint venture units if CapCo is not domestically controlled due in whole or in part to the acquisition by a foreign person of ownership, directly or indirectly, of our common stock that occurs prior to the effective date of the amendments to our charter to add foreign ownership limits or if we waive the foreign ownership limits.

Vote Required

The affirmative vote of a majority of all the votes entitled to be cast at the special meeting will be necessary to approve Proposal 1. Abstentions and broker non-votes will have the same effect as votes against this proposal. As discussed above, in connection with the execution of the Equityholders Agreement, all members of the GG Group party to the Equityholders Agreement agreed to vote (or cause to be voted) in favor of the proposal to amend our charter to add foreign ownership limits. As of November 11, 2010, the GG Group held voting power with respect to 49.2% of our outstanding common stock. Therefore, as of November 11, 2010, the GG Group held a substantial amount of the voting power necessary to ensure adoption of Proposal 1.

Effective Time of Amendment

If approved by our stockholders, the amendments to our charter to add foreign ownership limits will only be effective upon filing of the amendments to our charter with, and acceptance for record by, the SDAT. The filing of the amendments to our charter to add foreign ownership limits will be conditioned upon stockholder approval of Proposal 1 and the completion of the CapCo Transaction. If the CapCo Transaction is not completed or the Contribution Agreement is terminated, we will not file these amendments to our charter.

Effect of Approval and Non-Approval

If stockholders approve Proposal 1, a prohibition on the transfer of shares of our common stock if the transfer would violate the foreign ownership limits could result in our shares being less marketable to foreign persons. In addition, the limited ability of holders of our common stock to sell their shares to persons other than qualifying U.S. persons, or the perception of this limited ability, may adversely affect the market price of our common stock.

The approval of Proposal 1 is not conditioned upon the approval of any other proposal to be acted upon at the special meeting, nor is approval of Proposal 1 a condition to the completion of the CapCo Transaction. Failure of our stockholders to approve Proposal 1 will not give us or any other party a right to terminate the Contribution Agreement.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 2
APPROVAL OF AMENDMENTS TO OUR CHARTER
TO MODIFY THE EXISTING OWNERSHIP LIMITS

Our board of directors is proposing to amend our charter to modify the existing ownership limits designed to protect our status as a REIT.

A summary of Proposal 2 follows. This summary may not contain all of the information that may be important to you. See Exhibit B to this proxy statement for the form of charter amendment we intend to file with the SDAT if Proposal 2 is approved. Deletions are indicated by strike-outs and additions are indicated by underlining. We urge you to read Exhibit B in its entirety, as the discussion in this summary of the proposed amendments to modify the ownership limits in our charter is qualified by reference to Exhibit B.

The form of charter amendment proposed by Proposal 1 and Proposal 2 are included in Exhibit C to this proxy statement, marked to show the collective proposed changes to our charter. Deletions are indicated by strike-outs and additions are indicated by underlining. We will file this form of charter amendment with the SDAT if both Proposal 1 and Proposal 2 are approved, the CapCo Transaction is completed, and we did not previously file the amendments to our charter modifying the existing ownership limits.

Background

For us to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), no more than 50% in value of the outstanding shares of our capital stock, common and preferred, may be owned, actually or constructively, during the last half of any taxable year by five or fewer “individuals,” which, as defined in the Code for this purpose, includes certain entities. In addition, if we, or an actual or constructive owner of 10% or more of the shares of our capital stock, own, actually or constructively, 10% or more of any of our tenants, the rent we receive from that “related party tenant” will not be qualifying income for purposes of determining whether we meet the requirements for qualification as a REIT under the Code unless the tenant is a taxable REIT subsidiary and certain other requirements are met.

As a means of addressing these requirements our charter contains restrictions on the ownership and transfer of our stock. Our charter provides that, subject to exceptions, no person (within the meaning of such term under our charter) may own, or be deemed to own, directly or by virtue of the constructive ownership provisions of the Code, more than 9.9% in value of the aggregate outstanding shares of our capital stock or more than 9.9%, in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock. We refer to these restrictions as the “ownership limits.” Under our charter, our board of directors may increase the ownership limits. In addition, our board of directors may waive these restrictions on a case-by-case basis, and it has granted waivers in the past. Please see “— Ownership Waivers” below for more information.

Our charter provisions further prohibit any person from owning shares of our stock if such ownership would result in us being “closely held” or would result in our failing to qualify as a REIT for federal tax purposes.

Our charter further prohibits any person from transferring any shares of our common or preferred stock if the transfer would result in the shares of our capital stock being owned by fewer than 100 persons.

If any transfer of shares of our capital stock or any other event would otherwise result in any person violating the ownership limits or otherwise cause us to fail to qualify as a REIT, our charter provides that the prohibited transferee would not acquire any right or interest in those shares. The shares transferred in violation of the ownership limits, or that would otherwise cause us to fail to qualify as a REIT, instead would be transferred automatically to a charitable trust, the beneficiary of which would be a qualified charitable organization we select. If the transfer to the charitable trust is not automatically effective for any reason to prevent a violation of the ownership limits or the other restrictions described above, the transfer will be void.

Ownership Waivers

Gazit Waiver Agreement

Under the terms of a waiver agreement with each member of the Gazit Group (as defined below), which we refer to as the “Gazit Waiver,” we agreed, subject to certain exceptions set forth in the Gazit Waiver, to extend certain existing waivers of our ownership limits previously granted to the Gazit Group and certain of their lenders. Except as expressly provided in the Gazit Waiver, the waivers described below are irrevocable. In particular, we agreed to:

•	waive the application of the ownership limits of our charter and exempt Chaim Katzman, Gazit, MGN, 1995, America, Hollywood Properties Ltd., Gazit Canada, Inc., Gazit America, Inc., Silver Maple, Ficus, Gazit, Inc. and any other of their affiliates (collectively, the “Gazit Group”) from such limits, with respect to any shares of our issued and outstanding shares of capital stock owned or acquired at any time by them;

•	waive the application of the ownership limits, and exempt any commercial bank or other commercial lending institution (including pension funds and insurance companies that act as lenders) that is not affiliated with or related to the parties identified above (a “Qualified Lender”) and Foreclosure Transferees (as defined below) from such limits with respect to (i) any pledge of shares of our capital stock by any member of the parties identified above to a Qualified Lender in connection with a bona fide loan to any member of the parties identified above, and (ii) any transfer of actual, beneficial or constructive ownership of pledged shares described above to a Qualified Lender or any transferee (“Foreclosure Transferee”) in connection with a foreclosure, seizure or other similar proceeding by the Qualified Lender against any of such pledged shares; and

•	waive the application of the ownership limits, and exempt any current or future direct or indirect owner of any equity securities of any member of the Gazit Party, including without limitation Chaim Katzman (“Katzman”) or Dori Segal and Erika Ottosson (collectively, “Segal”) from such limits.

As of December 31, 2009, Katzman and Segal each in the aggregate beneficially owned (within the meaning of such term under our charter) approximately 13.4% and 6.6%, respectively, of the value of our outstanding shares of common stock.

LIH Waiver Agreement

Under the terms of a waiver agreement with LIH and CSC, LIH, CSC and certain of CSC’s subsidiaries (collectively, the “Liberty Group”), which we refer to as the “LIH Wavier,” we will agree, subject to certain exceptions set forth in the LIH Waiver, to waive, effective at the time of the closing of the CapCo Transaction, the application of the ownership limits of our charter with respect to the Liberty Group. The LIH Waiver will provide that the Liberty Group may beneficially and/or constructively own (within the meaning of such term under our charter) at any time up to (i) 19.9% in value of our outstanding common stock, (ii) 19.9% of the total number of shares of our outstanding common stock, or (iii) 19.9% in value of our outstanding capital stock, whichever is the most restrictive. We refer to this as the “Liberty Excepted Holder Limit.” The Liberty Excepted Holder Limit will be automatically reduced to the percentage of outstanding shares that the Liberty Group will be permitted to beneficially own pursuant to the Equityholders Agreement. In no event will the Liberty Excepted Holder Limit be reduced below 9.9%.

Notwithstanding the foregoing discussion, neither the Gazit Waiver nor the LIH Waiver waive our ownership limits to the extent that any person’s beneficial or constructive ownership of our shares would result in us being “closely held” under the REIT rules or would otherwise result in our failing to qualify as a REIT.

Proposed Amendments

The proposed amendments will modify the current ownership limits for individuals (as defined in the Code to include certain entities). Our amended charter will provide that, subject to exceptions, no person (as such term is defined in our charter), other than an individual (who will be subject to the more restrictive limits discussed below), may own, or be deemed to own, directly and by virtue of certain constructive ownership provisions of the Code, more than 9.9% in value of the aggregate outstanding shares of our capital stock or more than 9.9%, in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock. Pursuant to the proposed amendments, no individual may own, or be deemed to own, directly and by virtue of certain constructive ownership provisions of the Code, more than 5.0% in value of the aggregate outstanding shares of our capital stock or more than 5.0% in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock.

Our amended charter will continue to provide that no person may own, or be deemed to own, directly and by virtue of certain constructive ownership provisions of the Code, shares of our capital stock to the extent that such ownership would result in our failing to qualify as a REIT (including, but not limited to ownership or deemed ownership that would result in us owning, or being treated as owning, an interest in a tenant if the income we derive from such tenant would result in our failing to satisfy any of the REIT gross income requirements under the Code).

Reasons for Amendments

As a result of the previous waivers granted to the Gazit Group and the current individual ownership of Katzman and Segal, our board of directors determined that it would be advisable to modify and decrease the 9.9% ownership limits to 5.0% for individuals in order to reduce the likelihood that a stockholder that otherwise is in compliance with the existing ownership limits, or a stockholder that has been granted a waiver of such limits and is otherwise in compliance with the conditions of the waiver, would become subject to the provisions in our current charter that require shares to be automatically transferred to a charitable trust if the ownership of such shares would result in our being “closely held” under the REIT rules.

Vote Required

The affirmative vote of a majority of all the votes entitled to be cast at the special meeting will be necessary to approve Proposal 2. Abstentions and broker non-votes will have the same effect as votes against Proposal 2. In connection with the Gazit Waiver, each member of the Gazit Group agreed to vote in favor of the proposal to amend our charter to modify the ownership limits. As of November 11, 2010, the Gazit Group held voting power with respect to 49.2% of our outstanding common stock. Therefore, as of November 11, 2010, the members of the Gazit Group held a substantial amount of the voting power necessary to ensure adoption of Proposal 2.

Effective Time of Amendment

If approved by our stockholders, the amendments to our charter to modify the ownership limits will be effective upon filing of the amendments to our charter with, and acceptance for record by, the SDAT. The filing of the amendments to our charter to modify the ownership limits is not conditioned upon stockholder approval of Proposal 1 or the completion of the CapCo Transaction. While we may file the amendments to our charter to modify the ownership limits immediately after their adoption, we expect to file it following the closing of the CapCo Transaction or, if applicable, the termination of the Contribution Agreement.

Effect of Approval and Non-Approval

The proposed modifications to our current ownership limits are being proposed in order to reduce the likelihood that an individual stockholder that otherwise is in compliance with the current ownership limits, or a stockholder that has been granted a waiver of such limits and is otherwise in compliance with the conditions of the waiver, would become subject to the provisions in our current charter that require shares to be automatically transferred to a charitable trust if the ownership of such shares would result in our being “closely held” under the REIT rules. If our stockholders do not approve Proposal 2 and individuals were to acquire shares up to the current ownership limits, when combined with the current ownership of certain of our principal stockholders, a portion of such person’s shares would be automatically transferred to a charitable trust pursuant to the ownership limits of our current charter.

If our stockholders approve Proposal 2, the ownership limits for individuals will be modified and decreased, and thereafter, individuals will not be permitted to own (directly or indirectly by virtue of certain constructive ownership rules) more than 5.0%, in value or number of shares, whichever is more restrictive, of our common stock or 5.0% in value of the aggregate outstanding shares of our capital stock. The inability of individuals to own (directly or indirectly) up to 9.9% of our common stock (as is currently the case) could result in our shares being less marketable.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 3
ADJOURNMENT OF THE SPECIAL MEETING

Proposal for Adjournment

We are asking our stockholders to vote on a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 or Proposal 2.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of September 30, 2010, the number of shares of our common stock which were owned beneficially by:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	each director;

•	each named executive officer; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Equity One, Inc., 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179. The address of T. Rowe Price Associates, Inc as reported in a Schedule 13G filed with the SEC on February 12, 2010 is 100 E. Pratt Street, Baltimore, Maryland 21202.

The number of shares beneficially owned by each individual or group is based upon information in documents filed by such person with the SEC, other publicly available information or information available to us. Percentage ownership in the following table is based on 93,594,126 shares of our common stock outstanding as of September 30, 2010. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options that are presently exercisable or exercisable within 60 days of September 30, 2010 or which are scheduled to be issued within 60 days of September 30, 2010 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. Thus, the beneficial ownership percentages set forth in the table below do not reflect an application of the REIT rules that apply for purposes of our ownership limits.

		Percentage of
	Amount and Nature of	Outstanding
Name and Address of Beneficial Owner	Beneficial Ownership	Shares Owned

Chaim Katzman(1)	46,328,188	49.5%
Gazit-Globe, Ltd.(2)	45,310,977	48.4%
M.G.N. (USA), Inc.(3)	31,130,907	33.2%
MGN America, LLC(4)	16,390,461	17.5%
Gazit America, Inc.(5)	14,180,070	15.1%
Silver Maple (2001), Inc.(6)	8,793,213	9.4%
Gazit (1995), Inc.(7)	7,646,801	8.1%
Ficus, Inc.(8)	5,386,857	5.8%
T. Rowe Price Associates, Inc.	5,271,826	5.6%
Nathan Hetz(9)	4,621,641	4.9%
Alony Hetz Properties & Investments, Ltd.(10)	4,599,441	4.9%
Jeffrey S. Olson(11)	1,042,684	1.9%
Thomas A. Caputo(12)	221,471	*
Arthur L. Gallagher(13)	174,373	*
Mark Langer(14)	97,990	*
Noam Ben-Ozer(15)	42,178	*
Peter Linneman(15)	23,200	*
Dori Segal (15)(16)	22,000	*
Neil Flanzraich(15)	16,500	*
James S. Cassel(15)	12,052	*
Cynthia R. Cohen(15)	10,000	*
All current executive officers and directors of Equity One as a group (12 persons)(17)	53,716,458	57.4%

*	Represents ownership of less than 1.0%

(1)	Includes (i) 45,310,978 shares of common stock beneficially owned by Gazit-Globe, Ltd., which Mr. Katzman may be deemed to control, (ii) 327,988 shares of common stock issuable to Mr. Katzman upon the exercise of options which are currently exercisable, (iii) 31,250 shares of unvested restricted stock which Mr. Katzman presently has the power to vote and (iv) 187,036 shares of common stock beneficially owned by Mr. Katzman’s wife directly and as custodian for their daughters. Of the shares included as beneficially owned by Mr. Katzman, 41,075,285 shares are pledged to secure indebtedness owed by Mr. Katzman or his affiliates.

(2)	Includes (i) 31,130,907 shares of common stock beneficially owned by M.G.N. (USA), Inc. and (ii) 14,180,070 shares of common stock beneficially owned by Gazit America, Inc., both of which are controlled by Gazit-Globe, Ltd. Of the shares included as beneficially owned by Gazit-Globe, Ltd., 41,075,285 shares are pledged to secure indebtedness owed by it or its affiliates.

(3)	Includes (i) 16,390,461 shares of common stock owned by MGN America, LLC and (ii) 7,646,801 shares of common stock owned by Gazit (1995), Inc., both of which are wholly-owned subsidiaries of M.G.N. (USA), Inc. Of the shares included as beneficially owned by M.G.N. (USA), Inc., 7,093,645 shares are pledged to secure indebtedness owed by it or its affiliates.

(4)	13,303,148 of the shares beneficially owned by MGN America, LLC are pledged to secure indebtedness owed by it or its affiliates.

(5)	Includes (i) 8,793,213 shares of common stock owned by Silver Maple (2001), Inc. and (ii) 5,386,857 shares of common stock owned by Ficus, Inc., both of which are indirect, wholly-owned subsidiaries of Gazit America, Inc. All of the shares reported as beneficially owned by Gazit America, Inc. are pledged to secure indebtedness owed by it or its affiliates.

(6)	8,693,213 of the shares beneficially owned by Silver Maple (2001), Inc. are pledged to secure indebtedness owed by it.

(7)	6,598,421 of the shares beneficially owned by Gazit (1995), Inc. are pledged to secure indebtedness owed by it or its affiliates.

(8)	All of the shares beneficially owned by Ficus, Inc. are pledged to secure indebtedness owed by it.

(9)	Includes (i) 4,599,441 shares of common stock beneficially owned by Alony Hetz Properties & Investments, Ltd., which Mr. Hetz may be deemed to control, and (ii) 3,000 shares of unvested restricted stock which Mr. Hetz presently has the power to vote. Of the shares included as beneficially owned by Mr. Hetz, 650,000 shares are pledged to secure indebtedness owed by Alony Hetz Properties & Investments, Ltd. or its affiliates.

(10)	Of the shares beneficially owned by Alony Hetz Properties & Investments, Ltd. and A.H. Holdings US, Inc., 650,000 are pledged to secure indebtedness owed by it or its affiliates.

(11)	Includes (i) 964,660 shares of common stock issuable to Mr. Olson upon the exercise of options which are currently exercisable and (ii) 10,121 shares of unvested restricted stock which Mr. Olson presently has the power to vote.

(12)	Includes (i) 150,000 shares of common stock issuable to Mr. Caputo upon the exercise of options which are currently exercisable and (ii) 23,235 shares of unvested restricted stock which Mr. Caputo presently has the power to vote.

(13)	Includes (i) 126,773 shares of common stock issuable to Mr. Gallagher upon the exercise of options which are currently exercisable and (ii) 15,833 shares of unvested restricted stock which Mr. Gallagher presently has the power to vote.

(14)	Includes (i) 30,000 shares of common stock issuable to Mr. Langer upon the exercise of options which are currently exercisable and (ii) 57,500 shares of unvested restricted stock which Mr. Langer presently has the power to vote.

(15)	Includes 3,000 shares of unvested restricted stock (4,500 shares of unvested restricted stock with respect to Mr. Flanzraich) which the director presently has the power to vote.

(16)	Includes 7,050 shares of common stock held jointly with Mr. Segal’s spouse.

(17)	See footnotes (1) through (16).

As shown above, several of our affiliated stockholders that beneficially own a significant interest in our company, including Gazit-Globe, Ltd., Silver Maple (2001), Inc., Ficus, Inc. and related entities, have pledged a substantial portion of our stock that they own to secure loans made to them by commercial banks. Because so many shares are pledged to secure loans, the occurrence of an event of default could result in a sale of pledged shares that could cause a change of control of our company, even when such a change may not be in the best interests of our stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC (http://www.sec.gov).

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Our bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to our corporate secretary not later than the close of business on the 60th day, and not earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2011 annual meeting, but not included in our proxy statement, generally must be received by our corporate secretary after the close of business on February 3, 2011, and prior to the close of business on March 5, 2011.

The date by which we must receive stockholder proposals for inclusion in the proxy materials relating to the 2011 annual meeting of stockholders is November 24, 2010. In the event that the 2011 annual meeting of stockholders is called for a date that is not within 30 days before or after May 4, 2011, in order for a stockholder to timely submit a proposal for inclusion in our proxy materials, we must receive notice by the stockholder within a reasonable time before we begin to print and send our proxy materials. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, as well as the advance notification requirements set forth in our bylaws.

Stockholder proposals should be mailed to the attention of, and copies of the advance notification requirements may be obtained from, our corporate secretary at 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179. A copy of the bylaws may be obtained from our corporate secretary by written request to the same address.

INCORPORATION BY REFERENCE OF CERTAIN INFORMATION

The SEC allows us to “incorporate by reference” into this proxy statement the information contained in documents we file with the SEC, which means that we can disclose important information to you by referring to those documents. The information incorporated by reference is an important part of this proxy statement. Any statement contained in a document which is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that we later file with the SEC, modifies or replaces that information. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. We incorporate by reference the documents listed below:

•	our annual report on Form 10-K for the year ended December 31, 2009;

•	our quarterly report on Form 10-Q for the period ended March 31, 2010;

•	our quarterly report on Form 10-Q for the period ended June 30, 2010;

•	our quarterly report on Form 10-Q for the period ended September 30, 2010;

•	our current report on Form 8-K filed on March 15, 2010 (not including any information furnished under Items 2.02, 7.01 or 9.01 of Form 8-K, which information is not incorporated by reference herein);

•	our current report on Form 8-K filed on May 27, 2010 (not including any information furnished under Items 7.01 or 9.01, which information is not incorporated by reference herein);

•	our current report on Form 8-K filed on August 12, 2010 (not including any information furnished under Items 2.02, 7.01 or 9.01 of Form 8-K, which information is not incorporated by reference herein); and

•	our current report on Form 8-K filed on September 27, 2010.

This proxy statement incorporates important business and financial information about us from other documents that are not included in or delivered with this document. To receive a free copy of any of the documents incorporated by reference into this proxy statement (other than exhibits, unless they are specifically incorporated by reference in any such documents), call or write Equity One, Inc. — Corporate Secretary, at 1600 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179. We also maintain a website that contains additional information about us (http://www.equityone.net). Information on or accessible through our website is not part of, or incorporated by reference into, this proxy statement.

You should not assume that the information contained in this proxy statement and the documents incorporated into this proxy statement by reference is correct on any date after their respective dates, even though this proxy statement is delivered on a later date.

OTHER MATTERS

Our board of directors knows of no other matters to be presented for stockholder action at the special meeting of stockholders and, in accordance with our bylaws and Maryland law, no other business may be transacted at the special meeting unless specified in the Notice of Meeting. If any procedural matters are properly presented at the meeting for action, it is intended that the persons named in the proxies will vote upon such matters in accordance with their discretion.

By order of the Board of Directors,

Arthur Gallagher
Executive Vice President, General Counsel and
Secretary

EXHIBIT A

Amendment to the Charter of
Equity One, Inc. to Add Foreign Ownership Limits

EQUITY ONE, INC.

ARTICLES OF AMENDMENT

Equity One, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that the charter of the Corporation (the “Charter”) is hereby amended in the manner set forth below.

FIRST:  The Charter is hereby amended by adding the following definitions to Section 7.1, in each case in the appropriate alphabetical order:

Effective Date.  The term “Effective Date” shall mean the date upon which the Articles of Amendment containing this definition were originally filed with, and accepted for record by, the SDAT.

Exchange Act.  The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Foreign Limitation Cut-off Date.  The term “Foreign Limitation Cut-off Date” shall mean the earliest of (i) the earliest date on which the disposition (whether upon redemption, transfer or otherwise) by Liberty International Holdings Limited of its interest in EQY-CSC LLC is not subject to U.S. federal income tax under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and (ii) the day on which Liberty International Holdings Limited owns fewer than [          ]1 Class A Shares of EQY-CSC LLC.

Gazit Stockholder.  The term “Gazit Stockholder” shall mean any of the following: Chaim Katzman, Gazit-Globe Ltd., MGN (USA) Inc., Gazit (1995), Inc., MGN America, LLC, Silver Maple, Inc., and Ficus, Inc. and any of their respective affiliates.

Non-U.S. Person.  The term “Non-U.S. Person” shall mean a Person other than a U.S. Person.

U.S. Person.  The term “U.S. Person” shall mean (i) a citizen or resident of the United States, (ii) a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), (iii) a corporation created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), and (iv) any estate or trust (other than a foreign estate or foreign trust, within the meaning of Section 7701(a)(31) of the Code).

SECOND:  The Charter is hereby amended by deleting Section 7.2 in its entirety and inserting the following in lieu thereof:

Section 7.2  CAPITAL STOCK.

~~Section  7.2.1  OWNERSHIP LIMITATIONS~~

Section 7.2.1.  ~~During the period commencing on the Initial Date and prior~~ Ownership Limitations. Prior to the Restriction Termination Date (or, in the case of the restrictions in Section 7.2.1(a)(iii), during the period set forth in Section 7.2.1(a)(iii)):

(a) ~~BASIC RESTRICTIONS~~.Basic Restrictions.

1 Insert number which is equal to 10% of the Class A Shares held by LIH as of the Closing

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively ~~(substituting, solely for purposes of this determination, “Section 856(d)(5)” for Section 897(c)(6)(C)” in the definition of Constructive Ownership)~~) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) During the period commencing on the Effective Date and ending on the Foreign Limitation Cut-off Date, a Non-U.S. Person shall not acquire Beneficial or Constructive Ownership of any shares of Capital Stock if, immediately following such acquisition of Beneficial or Constructive Ownership, the fair market value of the shares of Capital Stock owned, directly and indirectly, by all Non-U.S. Persons (other than Liberty International Holdings Limited and its affiliates) for purposes of Section 897(h)(4)(B) of the Code would comprise 29% (the “Foreign Ownership Percentage”) or more of the fair market value of the issued and outstanding shares of Capital Stock; provided, that, for purposes of the foregoing, any shares held directly or indirectly by an entity classified as a domestic corporation (other than a REIT) for U.S. federal income tax purposes shall be treated as held by a U.S. Person; provided, further, that the foregoing restriction shall not limit (x) any pledge of shares of Capital Stock by any Gazit Stockholder to a commercial bank or other commercial lending institution (including pension funds and insurance companies that act as lenders) that is not affiliated with or related to any Gazit Stockholder (a “Qualified Lender”) in connection with a bona fide loan to any Gazit Stockholder, (y) any transfer of actual, Beneficial or Constructive Ownership of pledged shares described in (x) to a Qualified Lender or any transferee in connection with a foreclosure, seizure or other similar proceeding by the Qualified Lender against any of such pledged shares, or (z) the ownership of any shares of Capital Stock by Liberty International Holdings Limited or any of its affiliates acquired (A) pursuant to the Subscription Agreement, dated as of [          ], 2010, by and between Liberty International Holdings Limited and the Corporation and (B) pursuant to that certain Operating Agreement, dated as of [          ], 2010, of EQY-CSC LLC. In the event that Liberty International Holdings Limited Transfers (other than to any affiliate of Liberty International Holdings Limited) any shares of Capital Stock described in clause (z) of the preceding sentence, the Foreign Ownership Percentage shall be increased by a number of percentage points determined by dividing the number of such shares of Capital Stock so transferred by Liberty International Holdings Limited by the total number of shares of Capital Stock of the Corporation outstanding immediately before such transfer or other disposition.

(iv) ~~(iii)~~ Subject to Section 7.4 of the Charter, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) ~~TRANSFER IN TRUST~~ Transfer in Trust.  Subject to Section 7.4 of the Charter, if any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i), (ii) or (~~ii~~iii),

(i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i), (ii) or (~~ii~~iii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this ~~sentence~~ Section 7.2.1(b) would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i), (ii) or (~~ii~~iii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i), (ii) or (~~ii~~iii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2  ~~REMEDIES FOR BREACH~~ Remedies for Breach.  If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

Section 7.2.3  ~~NOTICE OF RESTRICTED TRANSFER~~ Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REITor whether such Transfer would result in a violation of Section 7.2.1(a)(iii).

Section 7.2.4  ~~OWNERS REQUIRED TO PROVIDE INFORMATION~~ Owners Required to Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a) every Person who Beneficially Owns more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such Person shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit or ensure that the Foreign Ownership Percentage is not exceeded; and

(b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT, the amount of capital stock that is Beneficially or Constructively owned by Non-U.S. Persons, and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5  ~~REMEDIES NOT LIMITED~~ Remedies not Limited.  Subject to Sections 5.6 and 7.4 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT or ensuring that the Foreign Ownership Percentage is not exceeded.

Section 7.2.6  ~~AMBIGUITY~~ Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

Section 7.2.7  ~~EXCEPTIONS~~ Exceptions.

(a) Subject to ~~Section~~ Sections 7.2.1(a)(ii) and 7.2.1(a)(iii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(iii), if applicable;

(iii) ~~(ii)~~ such Person does not own and represents that it will not own, actually or Constructively, an interest in a Tenant of the Corporation (or a Tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such Tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a Tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such Tenant would not adversely affect the Corporation’s ability to qualify as a REIT need not be treated as a Tenant of the Corporation); and

(iv) ~~(iii)~~ such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to ~~Section~~ Sections 7.2.1(a)(ii) and 7.2.1(a)(iii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8  ~~INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS~~ Increase in Aggregate Stock Ownership and Common Stock Ownership Limits.  The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit (but not the Foreign Ownership Percentage).

Section 7.2.9  ~~LEGEND~~ Legend.  Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”), and to ensure that one of its subsidiaries may qualify as a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4)(B) of the Code). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of ~~five percent~~9.9% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of~~five percent~~9.9% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; ~~and~~(iv) subject to certain exceptions set forth in the Corporation’s Charter, no Non-U.S. Person may acquire Beneficial or Constructive Ownership of any shares of Capital Stock after the Effective Date if, immediately following such acquisition, the fair market value of all shares of Capital Stock owned directly and indirectly by Non-U.S. Persons (other than Liberty Holdings International Limited and its affiliates) would comprise more than 29% of the fair market value of the issued and outstanding shares of Capital Stock; and (v) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

THIRD:  The amendments to the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The undersigned Chief Executive Officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ~~[     ]~~ day of ~~[     ]~~     , ~~2010~~.20     .

ATTEST:	EQUITY ONE, INC.

By:
Arthur L. Gallagher, Secretary	Jeffrey S. Olson, Chief Executive Officer

EXHIBIT B

Amendment to the Charter of Equity One, Inc.
to Modify the Existing Ownership Limits

EQUITY ONE, INC.

ARTICLES OF AMENDMENT

Equity One, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that the charter of the Corporation (the “Charter”) is hereby amended in the manner set forth below.

FIRST:  The Charter is hereby amended by adding the following definitions to Section 7.1, in each case in the appropriate alphabetical order:

Effective Date.  The term “Effective Date” shall mean the date upon which the Articles of Amendment containing this definition were originally filed with, and accepted for record by, the SDAT.

Individual.  The term “Individual” shall mean (i) an “individual” as used in Section 542(a)(2) of the Code, other than a “qualified trust” as defined in Section 856(h)(3)(E) of the Code, to the extent that such qualified trust is eligible for the look-through treatment under Section 856(h)(3)(A) of the Code and (ii) any beneficiary of a qualified trust that is eligible for the look-through treatment, who would otherwise be an Individual.

SECOND:  The Charter is hereby amended by deleting from Section 7.1 the definitions of “Aggregate Stock Ownership Limit” and “Common Stock Ownership Limit” and adding the following definitions to Section 7.1, in each case in the appropriate alphabetical order:

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean, for any Individual, 5.0% in value of the aggregate outstanding shares of Capital Stock and, for any Person other than an Individual, 9.9% in value of the aggregate outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

Common Stock Ownership Limit.  The term “Common Stock Ownership Limit” shall mean, for any Individual, 5.0% (in value or in number of shares, whichever is more restrictive) of the aggregate outstanding shares of Common Stock of the Corporation and, for any Person other than an Individual, 9.9% (in value or in number of shares, whichever is more restrictive) of the aggregate outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

THIRD:  The Charter is hereby amended by deleting Section 7.2 in its entirety and inserting the following in lieu thereof:

Section 7.2  CAPITAL STOCK.

~~Section 7.2.1  OWNERSHIP LIMITATIONS~~

Section 7.2.1  Ownership Limitations.  During the period commencing on the ~~Initial~~ Effective Date and prior to the Restriction Termination Date:

(a) ~~BASIC RESTRICTIONS~~. Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively ~~(substituting, solely for purposes of this determination, “Section 856(d)(5)” for Section 897(c)(6)(C)” in the definition of Constructive Ownership)~~) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Subject to Section 7.4 of the Charter, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) ~~TRANSFER IN TRUST~~ Transfer in Trust.  Subject to Section 7.4 of the Charter, if any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this ~~sentence~~ Section 7.2.1(b) would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2  ~~REMEDIES FOR BREACH~~ Remedies for Breach.  If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

Section 7.2.3  ~~NOTICE OF RESTRICTED TRANSFER~~ Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4  ~~OWNERS REQUIRED TO PROVIDE INFORMATION~~ Owners Required to Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a) every Person who Beneficially Owns more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such Person shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT, and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5  ~~REMEDIES NOT LIMITED~~ Remedies not Limited.  Subject to Sections 5.6 and 7.4 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 7.2.6  ~~AMBIGUITY~~ Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

Section 7.2.7  ~~EXCEPTIONS~~ Exceptions.

(a) Subject to Section 7.2.1(a)(ii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii) such Person does not own and represents that it will not own, actually or Constructively, an interest in a Tenant of the Corporation (or a Tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such Tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a Tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such Tenant would not adversely affect the Corporation’s ability to qualify as a REIT need not be treated as a Tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through

7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to ~~Section~~ Section 7.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8  ~~INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS~~ Increase in Aggregate Stock Ownership and Common Stock Ownership Limits.  The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 7.2.9  ~~LEGEND~~ Legend.  Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of ~~five percent~~ 9.9%, (or 5.0% of in the case of an Individual), (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.9% (or 5.0% of in the case of an Individual), of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

~~THIRD~~FOURTH:  The amendments to the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

~~FOURTH~~FIFTH:  The undersigned Chief Executive Officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ~~[     ]~~ day of ~~[     ]~~     , ~~2010.~~20  .

ATTEST:	EQUITY ONE, INC.

By:
Arthur L. Gallagher, Secretary	Jeffrey S. Olson, Chief Executive Officer

EXHIBIT C

Collective Amendment to the Charter of Equity One, Inc.

EQUITY ONE, INC.

ARTICLES OF AMENDMENT

Equity One, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that the charter of the Corporation (the “Charter”) is hereby amended in the manner set forth below.

FIRST:  The Charter is hereby amended by adding the following definitions to Section 7.1, in each case in the appropriate alphabetical order:

Effective Date.  The term “Effective Date” shall mean the date upon which the Articles of Amendment containing this definition were originally filed with, and accepted for record by, the SDAT.

Exchange Act.  The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Foreign Limitation Cut-off Date.  The term “Foreign Limitation Cut-off Date” shall mean the earliest of (i) the earliest date on which the disposition (whether upon redemption, transfer or otherwise) by Liberty International Holdings Limited of its interest in EQY-CSC LLC is not subject to U.S. federal income tax under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and (ii) the day on which Liberty International Holdings Limited owns fewer than [          ]2 Class A Shares of EQY-CSC LLC.

Gazit Stockholder.  The term “Gazit Stockholder” shall mean any of the following: Chaim Katzman, Gazit-Globe Ltd., MGN (USA) Inc., Gazit (1995), Inc., MGN America, LLC, Silver Maple, Inc., and Ficus, Inc. and any of their respective affiliates.

Individual.  The term “Individual” shall mean (i) an “individual” as used in Section 542(a)(2) of the Code, other than a “qualified trust” as defined in Section 856(h)(3)(E) of the Code, to the extent that such qualified trust is eligible for the look-through treatment under Section 856(h)(3)(A) of the Code and (ii) any beneficiary of a qualified trust that is eligible for the look-through treatment, who would otherwise be an Individual.

Non-U.S. Person.  The term “Non-U.S. Person” shall mean a Person other than a U.S. Person.

U.S. Person.  The term “U.S. Person” shall mean (i) a citizen or resident of the United States, (ii) a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), (iii) a corporation created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), and (iv) any estate or trust (other than a foreign estate or foreign trust, within the meaning of Section 7701(a)(31) of the Code).

SECOND:  The Charter is hereby amended by deleting from Section 7.1 the definitions of “Aggregate Stock Ownership Limit” and “Common Stock Ownership Limit” and adding the following definitions to Section 7.1, in each case in the appropriate alphabetical order:

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean, for any Individual, 5.0% in value of the aggregate outstanding shares of Capital Stock and, for any Person other than an Individual, 9.9% in value of the aggregate outstanding shares of Capital

2 Insert number which is equal to 10% of the Class A Shares held by LIH as of the Closing

Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

Common Stock Ownership Limit.  The term “Common Stock Ownership Limit” shall mean, for any Individual, 5.0% (in value or in number of shares, whichever is more restrictive) of the aggregate outstanding shares of Common Stock of the Corporation and, for any Person other than an Individual, 9.9% (in value or in number of shares, whichever is more restrictive) of the aggregate outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

THIRD:  The Charter is hereby amended by deleting Section 7.2 in its entirety and inserting the following in lieu thereof:

Section 7.2  CAPITAL STOCK.

~~Section 7.2.1  OWNERSHIP LIMITATIONS~~

Section 7.2.1.  ~~During the period commencing on the Initial Date and prior~~ Ownership Limitations.  Prior to the Restriction Termination Date (or, in the case of the restrictions in Section 7.2.1(a)(iii)), during the period set forth in Section 7.2(a)(iii)):

(a) ~~BASIC RESTRICTIONS.~~ Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively ~~(substituting, solely for purposes of this determination, “Section 856(d)(5)” for Section 897(c)(6)(C)” in the definition of Constructive Ownership)~~) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) During the period commencing on the Effective Date and ending on the Foreign Limitation Cut-off Date, a Non-U.S. Person shall not acquire Beneficial or Constructive Ownership of any shares of Capital Stock if, immediately following such acquisition of Beneficial or Constructive Ownership, the fair market value of the shares of Capital Stock owned, directly and indirectly, by all Non-U.S. Persons (other than Liberty International Holdings Limited and its affiliates) for purposes of Section 897(h)(4)(B) of the Code would comprise 29% (the “Foreign Ownership Percentage”) or more of the fair market value of the issued and outstanding shares of Capital Stock; provided, that, for purposes of the foregoing, any shares held directly or indirectly by an entity classified as a domestic corporation (other than a REIT) for U.S. federal income tax purposes shall be treated as held by a U.S. Person; provided, further, that the foregoing restriction shall not limit (x) any pledge of shares of Capital Stock by any Gazit Stockholder to a commercial bank or other commercial lending institution (including pension funds and insurance companies that act as lenders) that is not affiliated with or related to any Gazit Stockholder (a “Qualified Lender”) in connection with a bona fide loan to any Gazit Stockholder, (y) any transfer of actual, Beneficial or Constructive Ownership of pledged shares described in (x) to a Qualified Lender or any transferee in connection with a foreclosure, seizure or other similar proceeding by the Qualified Lender against any of such pledged shares, or (z) the ownership of any shares of Capital Stock by Liberty International Holdings Limited or any of its affiliates acquired (A) pursuant to the Subscription Agreement, dated as of [          ], 2010, by and between Liberty International Holdings Limited and the Corporation and (B) pursuant to that certain Operating Agreement, dated as of [          ], 2010, of EQY-CSC LLC. In the event that Liberty International Holdings Limited Transfers (other than to any affiliate of Liberty International Holdings Limited) any shares of Capital Stock described in clause (z) of the preceding sentence, the Foreign Ownership Percentage shall be increased by a number of percentage points determined by dividing the number of such shares of Capital Stock so transferred by Liberty International Holdings Limited by the total number of shares of Capital Stock of the Corporation outstanding immediately before such transfer or other disposition.

(iv) ~~(iii)~~ Subject to Section 7.4 of the Charter, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) ~~TRANSFER IN TRUST~~ Transfer in Trust.  Subject to Section 7.4 of the Charter, if any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i), (ii) or (~~ii~~iii),

(i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i), (ii) or (iiiii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this ~~sentence~~ Section 7.2.1(b) would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i), (ii) or (iiiii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i), (ii) or (iiiii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2 ~~REMEDIES FOR BREACH~~ Remedies for Breach.  If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

Section 7.2.3 ~~NOTICE OF RESTRICTED TRANSFER~~ Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of

Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REITor whether such Transfer would result in a violation of Section 7.2.1(a)(iii).

Section 7.2.4 ~~OWNERS REQUIRED TO PROVIDE INFORMATION~~ Owners Required to Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a) every Person who Beneficially Owns more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such Person shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit or ensure that the Foreign Ownership Percentage is not exceeded; and

(b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT, the amount of capital stock that is Beneficially and Constructively owned by Non-U.S. Persons, and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5 ~~REMEDIES NOT LIMITED~~ Remedies not Limited.  Subject to Sections 5.6 and 7.4 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT or ensuring that the Foreign Ownership Percentage is not exceeded.

Section 7.2.6 ~~AMBIGUITY~~ Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

Section 7.2.7 ~~EXCEPTIONS~~ Exceptions.

(a) Subject to ~~Section~~ Sections 7.2.1(a)(ii) and 7.2.1(a)(iii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii) or Section 7.2.1(a)(iii), if applicable;

(ii) such Person does not own and represents that it will not own, actually or Constructively, an interest in a Tenant of the Corporation (or a Tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such Tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a Tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such Tenant would not adversely affect the Corporation’s ability to qualify as a REIT need not be treated as a Tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to ~~Section~~ Sections 7.2.1(a)(ii) and 7.2.1(a)(iii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8 ~~INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS~~ Increase in Aggregate Stock Ownership and Common Stock Ownership Limits.  The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit (but not the Foreign Ownership Percentage).

Section 7.2.9 ~~LEGEND~~ Legend.  Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”), and to ensure that one of its subsidiaries may qualify as a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4)(B) of the Code). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of ~~five percent~~ 9.9% (or 5.0% of in the case of an Individual), (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of~~five percent~~ 9.9% (or 5.0% of in the case of an Individual), of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) subject to certain exceptions set forth in the Corporation’s Charter, no Non-U.S. Person may acquire Beneficial or Constructive Ownership of any shares of Capital Stock after the Effective Date if, immediately following such acquisition, the fair market value of all shares of Capital Stock owned directly and indirectly by Non-U.S. Persons (other than Liberty International Holdings Limited and its affiliates) would comprise more than 29% of the fair market value of the issued and outstanding shares of Capital Stock; and (v) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

~~THIRD~~ FOURTH:  The amendments to the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

~~FOURTH~~ FIFTH:  The undersigned Chief Executive Officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ~~[     ]~~ day of ~~[     ]~~     , ~~2010.~~20  .

ATTEST:	EQUITY ONE, INC.

By:
Arthur L. Gallagher, Secretary	Jeffrey S. Olson, Chief Executive Officer

EQUITY ONE, INC.
1600 N.E. MIAMI GARDENS DRIVE
NORTH MIAMI BEACH, FL 33179
ATTN: ARTHUR GALLAGHER

VOTE BY INTERNET- www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 14, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 14, 2010. Have your proxy card in hand when you call and then follow the instructions.
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

EQUITY ONE, INC.
This Proxy is Solicited on Behalf of the Board of Directors
Special Meeting of Stockholders
The undersigned stockholder of Equity One, Inc., a Maryland corporation, hereby appoints Jeffrey S. Olson and Arthur L. Gallagher, and each of them, the attorneys and proxies for the undersigned with full power of substitution to vote, as indicated herein, all the shares of common stock of Equity One, Inc. held of record by the undersigned on November 11, 2010, at the Special Meeting of Stockholders to be held on December 15, 2010, or any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present. Receipt of Notice of Special Meeting of Stockholders and the related Proxy Statement dated November 12, 2010, is hereby acknowledged. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.
If you do not vote by telephone or internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so your shares may be represented at the Special Meeting. If you authorize a proxy vote by telephone or Internet, it is not necessary to return this proxy card.
This proxy when properly executed will be voted as specified by the stockholder. If no specification is made the proxy will be voted FOR proposal 1, 2 and 3.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☑	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends that you
vote FOR Proposals 1, 2, and 3:
1.	To approve amendments to our charter to add foreign ownership limits.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	To approve amendments to our charter to modify the existing ownership limits.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposals.

☐ FOR	☐ AGAINST	☐ ABSTAIN
NOTE: The proxies are also authorized to vote in their discretion upon such other procedural matters as may properly come before the Special Meeting, including any adjournments or postponements of the Special Meeting.

For address change/comments, mark here. (see reverse for instructions)	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐
Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date